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Exhibit A

                            AGREEMENT OF JOINT FILING

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) of a statement on Schedule 13D or any amendments thereto, with respect to the Common Stock of WHG Resorts and Casinos, Inc., and that this Agreement be included as an Exhibit to such filing.

                  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on the 23 day of June, 1997.

                                                  LIBRA FUNDS, L.P.

                                                  By: LIBRA ADVISORS, INC.,
                                                        its General Partner

                                                  By: /s/ Ranjan Tandon
                                                      --------------------------
                                                        Name: Ranjan Tandon
                                                        Title: President

                                                  LIBRA ADVISORS, INC.

                                                  By: /s/ Ranjan Tandon
                                                      --------------------------
                                                        Name: Ranjan Tandon
                                                        Title: President

                                                  /s/ Ranjan Tandon
                                                  ------------------------------
                                                  RANJAN TANDON

                                                  /s/ Chandrika Tandon
                                                  ------------------------------
                                                  CHANDRIKA TANDON


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